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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 7, 2002

                  DELTA FUNDING RESIDUAL EXCHANGE COMPANY, LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                  333-60188-02               52-2325327
 (State or other jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)

             1000 Woodbury Road, Suite 200,Woodbury, New York 11797
             ------------------------------------------------------
          (Address of principal executive offices including Zip Code)

       Registrant's telephone number, including area code: (516) 364-8500


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ITEM 5.  OTHER EVENTS.

     On October 7, 2002, Delta Funding Residual Management, Inc., the managing member of Delta Funding Residual Exchange Company, LLC (the "Company"), sent the letter filed as Exhibit 99.1 to the Class A Voting Members of the Company.

ITEM 7.  EXHIBITS.

99.1 Letter dated October 7, 2002 from Delta Funding Residual Management, Inc. to the Class A Voting Members of Delta Funding Residual Exchange Company, LLC.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELTA FUNDING RESIDUAL EXCHANGE COMPANY, LLC

Date: October 7, 2002               By: /s/ JAMES E. MORRISON
                                       --------------------------------
                                       Name:  James E. Morrison
                                       Title: President




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                                INDEX TO EXHIBITS

Exhibit
Number          Description of Exhibit
-------         ----------------------

 99.1 Letter dated October 7, 2002 from Delta Funding Residual Management, Inc. to the Class A Voting Members of Delta Funding Residual Exchange Company, LLC



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